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                                                                   EXHIBIT 10.26
                                 SALE OF RIGHTS

EFFECTIVE AS OF MAY 1, 1999

BETWEEN: CYBEROAD GAMING CORPORATION, a St. Kitts, West Indies corporation, ("CGC"); and

BETWEEN: CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation, ("Cyberoad IOM");

WHEREAS this agreement hereby acknowledges that:

        a) CGC hereby agrees to sell and transfer 100% of it's capital assets as set out in Schedule "A" attached, to Cyberoad IOM in consideration for a total amount of U.S. $10.00, hereby acknowledged as being accepted in full.

EXECUTION IN COUNTERPART

This agreement may be signed in counterpart, in as many counterparts as may be necessary, each of which shall deemed to be an original, and shall constitute one and the same agreement, and shall bear the date first written above.

AGREED TO AND ACKNOWLEDGED ON THE 1ST DAY OF MAY, 1999 BY:


CYBEROAD GAMING CORPORATION                CYBEROAD.COM (ISLE OF MAN) LIMITED

/s/  LAWRENCE COFIELD                      /s/   JOHN COFFEY
----------------------------               ----------------------------------
Lawrence Cofield,                          John Coffey,
Director                                   Director


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SCHEDULE "A"

ASSETS

Assets Cyberoad Gaming Corporation included under this Sale of Assets consist of the following as at April 30, 1999:

         Computer Equipment (NBV)                 104,690.86
         Computer Software (NBV)                    7,238.76
         Leased Equipment (NBV)                    18,092.18
         Furniture and Fixtures (NBV)               4,148.41
         Office Equipment (NBV)                     9,458.04

         Asset Total                              143,628.25

                                 SALE OF RIGHTS

EFFECTIVE AS OF MAY 1, 1999

BETWEEN: CYBEROAD GAMING CORPORATION, a St. Kitts, corporation ("CGC"); and

BETWEEN: CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation, ("Cyberoad IOM"),

WHEREAS this agreement hereby acknowledges that:

        a) CGC hereby agrees to sell and transfer 100% of it's capital assets as set out in Schedule "A" attached, to Cyberoad IOM in consideration for a total amount of U.S. $10.00, hereby acknowledged as being received in full,

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary, each of which shall deemed to be an original, and each of which shall constitute one and the same instrument, and shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO ON THE 18TH DAY OF OCTOBER, 1999 BY:

CYBEROAD GAMING CORPORATION                CYBEROAD.COM (ISLE OF MAN) LIMITED

/s/  LAWRENCE COFIELD                      /s/   JOHN COFFEY
----------------------------               ----------------------------------
Lawrence Cofield,                          John Coffey,
Director                                   Director